Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF MAGELLAN PETROLEUM CORPORATION
The unaudited pro forma condensed consolidated financial information is presented to give effect to the Exchange Agreement between Magellan Petroleum Corporation (“Magellan” or the “Company”) and One Stone which was signed on March 31, 2016, and pursuant to which One Stone transferred to the Company 100% of the outstanding shares of Magellan Series A convertible preferred stock (the “Preferred Stock”), in consideration for the assignment to and assumption by One Stone of 100% of the outstanding membership interests in Nautilus Poplar LLC, a wholly owned subsidiary of the Company, and 51% of the outstanding common units in Utah CO2 LLC, a majority-owned subsidiary of the Company, as adjusted by the Cash Amount (as defined in the Exchange Agreement) (the “Exchange”). The Exchange resulted in a sale to One Stone of all of Magellan’s interests in the Poplar field in Montana, which was owned by Nautilus Poplar LLC, in consideration for the Preferred Stock and the Cash Amount.
The unaudited pro forma financial statements set forth information relating to the Exchange (i) as if the Exchange had become effective on March 31, 2016, with respect to balance sheet data, (ii) as if the Exchange had become effective on July 1, 2015, with respect to statement of operations data for the nine months ended March 31, 2016, (iii) as if the Exchange had become effective on July 1, 2014, with respect to statement of operations data for the fiscal year ended June 30, 2015, and (iv) as if the Exchange had become effective on July 1, 2013, with respect to statement of operations data for the fiscal year ended June 30, 2014. This unaudited pro forma financial information represents the historical results of operations adjusted for the effects of the Exchange as if it occurred at the beginning of the period being presented based on available information.
The unaudited pro forma condensed consolidated balance sheet as of March 31, 2016, and the unaudited pro forma condensed consolidated statement of operations for the nine months ended March 31, 2016, were derived from and should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, filed with the SEC on May 13, 2016. The pro forma condensed consolidated statement of operations for the fiscal years ended June 30, 2015, and 2014 were derived from and should be read in conjunction with the Company’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2015, filed with the SEC on October 13, 2015.
The unaudited pro forma financial information does not necessarily reflect what the historical results of the Exchange would have been had it occurred as of the beginning of such periods.

MAGELLAN PETROLEUM CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2016
(in thousands)

	Historical	Exchange Transaction Pro Forma Adjustments		Pro Forma as Adjusted
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$131	$194	(a)	$325
Securities available-for-sale	601	—		601
Accounts receivable	12	—		12
Inventories	323	—		323
Prepaid and other short-term assets	2,123	—		2,123
Current assets held for sale	24,248	(24,248)	(b)	—
Total current assets	27,438	(24,054)		3,384
Property and equipment, net	1,346			1,346
Goodwill	500			500
Other long-term assets	169	(150)	(d)	19
Total assets	$29,453	$(24,204)		$5,249
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable, accrued and other liabilities	$4,233	$(174)	(e),(f)	$4,059
Note payable	273	—		273
Current liabilities held for sale	9,976	(9,976)	(b)	—
Total current liabilities	14,482	(10,150)		4,332
PREFERRED STOCK:
Series A convertible preferred stock (par value $0.01per share): Authorized 28,000,000 shares, issued 22,293,295 shares	23,501	(23,501)	(c)	—
(DEFICIT) EQUITY:
Common stock (par value $0.01 per share); Authorized 300,000,000 shares, issued 6,972,023 shares	70	—		70
Treasury stock (at cost): 1,209,389 shares	(9,806)	—		(9,806)
Capital in excess of par value	93,886	9,447	(c)	103,333
Accumulated deficit	(97,598)	—		(97,598)
Accumulated other comprehensive income	4,918	—		4,918
Total (deficit) equity	(8,530)	9,447		917
Total liabilities, preferred stock and (deficit) equity	$29,453	$(24,204)		$5,249

MAGELLAN PETROLEUM CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED MARCH 31, 2016
(in thousands, except shares and per share amounts)

	HIstorical	Exchange Transaction Pro Forma Adjustments		Pro Forma as Adjusted
OPERATING EXPENSES:
Depreciation	$43	$—		$43
Exploration	127	—		127
General and administrative	4,549	(196)	(f)	4,353
Total operating expenses	4,719	(196)		4,523
Loss from operations	(4,719)	196		(4,523)
OTHER (EXPENSE) INCOME:
Loss on investment in securities	(587)	—		(587)
Other income	83	—		83
Total other (expense) income	(504)	—		(504)
Loss from continuing operations, before tax	(5,223)	196		(5,027)
Income tax expense	—	—		—
Net loss from continuing operations	(5,223)	196		(5,027)
Preferred stock dividends	(1,381)	1,381	(c)	—
Adjustment of preferred stock to redemption value	3,730	(3,730)	(c)	—
Net loss attributable to common stockholders from continuing operations	$(2,874)	$(2,153)		$(5,027)
Loss per common share attributable to common stockholders from continuing operations	$(0.50)			$(0.88)
Weighted average number of basic and diluted shares outstanding	5,740,904			5,740,904

MAGELLAN PETROLEUM CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2015
(in thousands, except shares and per share amounts)

	HIstorical	Exchange Transaction Pro Forma Adjustments		Pro Forma as Adjusted
REVENUE FROM OIL PRODUCTION	$4,459	$(4,459)	(g)	$—
OPERATING EXPENSES:
Lease operating	5,089	(5,089)	(g)	—
Depletion, depreciation, amortization, and accretion	1,149	(1,001)	(g)	148
Exploration	1,563	(1,079)	(g)	484
General and administrative	8,611	169	(e),(f),(g),(h),(j)	8,780
Impairment of proved oil and gas properties	17,353	(17,353)	(g)	—
Impairment of goodwill	674	(674)	(g)	—
Loss on sale of assets	316	—		316
Total operating expenses	34,755	(25,027)		9,728
Loss from operations	(30,296)	20,568		(9,728)
OTHER (EXPENSE) INCOME:
Net interest expense	(183)	183	(g)	—
Loss on investment in securities	(15,087)	—		(15,087)
Fair value revision of contingent consideration payable	1,888	—		1,888
Other income	267	(17)	(g)	250
Total other (expense) income	(13,115)	166		(12,949)
Loss from continuing operations, before tax	(43,411)	20,734		(22,677)
Income tax expense	—	—		—
Loss from continuing operations, net of tax	(43,411)	20,734		(22,677)
Net loss attributable to non-controlling interest in subsidiary	411	(411)	(i)	—
Preferred stock dividends	(1,740)	1,740	(c)	—
Net loss attributable to common stockholders from continuing operations	$(44,740)	$22,063		$(22,677)
Loss per common share attributable to common stockholders from continuing operations	$(7.83)			$(3.97)
Weighted average number of basic and diluted shares outstanding	5,710,288			5,710,288

MAGELLAN PETROLEUM CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2014
(in thousands, except shares and per share amounts)

	Historical	Exchange Transaction Pro Forma Adjustments		Pro Forma as Adjusted
REVENUE FROM OIL PRODUCTION	$7,601	$(7,601)	(g)	$—
OPERATING EXPENSES:
Lease operating	6,257	(6,257)	(g)	—
Depletion, depreciation, amortization, and accretion	1,123	(977)	(g)	146
Exploration	3,484	(541)	(g)	2,943
General and administrative	9,085	164	(e),(f),(g),(h),(j)	9,249
Total operating expenses	19,949	(7,611)		12,338
Loss from operations	(12,348)	10		(12,338)
OTHER (EXPENSE) INCOME:
Net interest (expense) income	(243)	343	(g)	100
Fair value revision of contingent consideration payable	2,403	—		2,403
Other income	146	(44)	(g)	102
Total other (expense) income	2,306	299		2,605
Loss from continuing operations, before tax	(10,042)	309		(9,733)
Income tax expense	—	—		—
Loss from continuing operations, net of tax	(10,042)	309		(9,733)
Preferred stock dividends	(1,696)	1,696	(c)	—
Net loss attributable to common stockholders from continuing operations	$(11,738)	$2,005		$(9,733)
Loss per common share attributable to common stockholders from continuing operations	$(2.07)			$(1.72)
Weighted average number of basic and diluted shares outstanding	5,671,603			5,671,603

The unaudited pro forma financial statements have been prepared by adjusting the Company’s historical financial statements as discussed below:

(a)
The amount represents the pro forma adjustment for the estimated Cash Amount (as defined in the Exchange Agreement) paid at closing, which takes into account the $625,000 borrowed from One Stone on April 15, 2016, under the Secured Promissory Note. The Cash Amount represents the loss from operations of Nautilus Poplar LLC from the September 30, 2015 effective date of the Exchange, adjusted for certain transaction costs and other amounts paid by Magellan prior to closing.

(b)
The amounts represent the elimination of the assets and liabilities of Nautilus Poplar LLC and Utah CO2 LLC, which were transferred to assets and liabilities held for sale at March 31, 2016, as a result of the execution of the Exchange Agreement.

(c)	These amounts represent the pro forma effect of the removal of the Preferred Stock, related dividends and adjustments to redemption value.

(d)	The amount represents the pro forma effect of the removal of collateral held by Magellan for certain surety bonds that were transferred to One Stone at closing.

(e)	The amount represents a $178,000 intercompany receivable between Magellan and Utah CO2 LLC which was forgiven at the closing of the Exchange.

(f)	The amount represents the elimination of accrued director fees, which were forgiven at the closing of the Exchange.

(g)
The amounts being eliminated represent the revenues, operating expenses and other income and expenses of Nautilus Poplar LLC. The results of operations of Nautilus Poplar LLC for the nine months ended March 31, 2016 were reclassified to discontinued operations.

(h)	The amount represents the pro forma effect of the Exchange on the reduction in salaries and benefits for certain Magellan technical employees directly related to the properties exchanged.

(i)	The amount represents the removal of the non-controlling interest in Utah CO2 LLC totaling approximately $411,000 for the fiscal year ended June 30, 2015.

(j)	The amount represents the pro forma effect of the transaction costs related to the Exchange totaling approximately $706,000.